UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 2, 2010

(Date of earliest event reported)

MOTRICITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34781	20-1059798
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 108th Avenue Northeast, Suite 800

Bellevue, Washington 98004

(Address of principal executive offices and zip code)

(425) 957-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MOTRICITY, INC.

FORM 8-K

Item 2.02	Results of Operations and Financial Condition.

On November 2, 2010, we issued a press release announcing certain financial and operating results for the quarter ended September 30, 2010. A copy of the press release is being attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Earnings release issued by Motricity, Inc. dated November 2, 2010.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTRICITY, INC.
(Registrant)

November 2, 2010	By:	/S/ ALLYN P. HEBNER
(Date)		Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)